SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                          May 30, 2003 (March 18, 2003)



                        EL CAPITAN PRECIOUS METALS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                             333-56262                          88-0482413
--------------------------------------------------------------------------------
(State or other                   (Commission                   (I.R.S. Employer
jurisdiction                      File Number)               Identification No.)
of incorporation)




                            7315 East Peakview Avenue
                            Englewood, Colorado 80111
                ------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (303) 796-8940


          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

As described in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2003 (the "Initial 8-K"), on March 18, 2003, the Registrant acquired all of the issued and outstanding securities of El Capitan Precious Metals, Inc., a Delaware corporation, in exchange for 13,000,000 shares of the Registrant's common stock issued to the El Capitan Precious Metals, Inc. stockholders and changed its name to El Capitan Precious Metals, Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

Pursuant to paragraph (a) (4) of Form 8-K, the attached financial statements were omitted from disclosure contained in the Initial 8-K. Attached hereto are the audited financial statements of El Capitan Precious Metals, Inc. for the period from July 26, 2002 (inception) through September 30, 2002.

         (b) PRO-FORMA FINANCIAL INFORMATION.

A pro forma statement of operations of El Capitan Precious Metals, Inc. ("El Capitan") for the period from July 26, 2002 (inception) through September 30, 2002 is not presented, as pro forma financial information for the period would be virtually identical to the historical statement of operations of El Capitan for the period.

Pro forma loss per share for the period from July 26, 2002 (inception) through September 30, 2002 (considering the retroactive restatement to reflect the new capital structure as a result of the reverse acquisition) would be less than $(0.01) per share; the pro forma weighted average number of common shares outstanding would be 1,105,000.

         (c) EXHIBITS

         Exhibit Number                     Exhibit

         None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EL CAPITAN PRECIOUS METALS, INC.

Date: May 30, 2003

                                        By: /s/ Thomas B. Olson
                                            ------------------------------
                                            Thomas B. Olson
                                            Secretary

                        EL CAPITAN PRECIOUS METALS, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

              JULY 26, 2002 (INCEPTION) THROUGH SEPTEMBER 30, 2002

                        EL CAPITAN PRECIOUS METALS, INC.
                          (A DEVELOPMENT STAGE COMPANY)

              JULY 26, 2002 (INCEPTION) THROUGH SEPTEMBER 30, 2002



                                    CONTENTS


Independent auditors' report                                              1

Financial statements:

     Balance sheet                                                        2

     Statement of operations                                              3

     Statement of stockholders' deficit                                   4

     Statement of cash flows                                              5

     Notes to financial statements                                   6 - 10

                          INDEPENDENT AUDITORS' REPORT


Board of Directors
El Capitan Precious Metals, Inc.
Englewood, Colorado

We have audited the accompanying balance sheet of El Capitan Precious Metals, Inc. (a Development Stage Company) as of September 30, 2002, and the related statements of operations, stockholders' deficit and cash flows for the period from July 26, 2002 (inception) through September 30, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of El Capitan Precious Metals, Inc. as of September 30, 2002, and the results of its operations and its cash flows for the period from July 26, 2002 (inception) through September 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company reported a net loss and a deficit accumulated during the development stage of $21,577 for the period from July 26, 2002 (inception) through September 30, 2002. The Company also has a limited operating history and no revenue producing operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans with regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/S/ GELFOND HOCHSTADT PANGBURN, P.C.
January 10, 2003

                        EL CAPITAN PRECIOUS METALS, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                                  BALANCE SHEET

                               SEPTEMBER 30, 2002


                        ASSETS

Current assets:
   Cash                                                    $         101,105
                                                          -------------------
      Total current assets                                           101,105
                                                          -------------------

Deposit                                                               17,500
                                                          -------------------

                                                           $         118,605
                                                          ===================


                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
   Accounts payable                                        $           9,958
   Accrued liabilities, related parties (Note 3)                      10,215
   Notes payable, related party (Note 3)                             120,000
                                                          -------------------
      Total liabilities (all current)                                140,173
                                                          -------------------

Commitments and contingencies (Notes 1, 3 and 4)

Stockholders' deficit (Note 6):
   Common stock, $0.01 par value; 1,000 shares
     authorized; 85 shares issued and outstanding                          1
   Additional paid-in capital                                              8
   Deficit accumulated during the development stage                  (21,577)
                                                          -------------------
      Total stockholders' deficit                                    (21,568)
                                                          -------------------

                                                           $         118,605
                                                          ===================

                        EL CAPITAN PRECIOUS METALS, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF OPERATIONS

              JULY 26, 2002 (INCEPTION) THROUGH SEPTEMBER 30, 2002


General and administrative expenses:
    Legal and professional fees                            $          (11,362)
    Management fees, related party (Note 3)                           (10,000)
                                                           -------------------

                                                                      (21,362)
Interest expense, related party (Note 3)                                 (215)
                                                           -------------------

    Net loss                                               $          (21,577)
                                                           ===================

                        EL CAPITAN PRECIOUS METALS, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                       STATEMENT OF STOCKHOLDERS' DEFICIT

              JULY 26, 2002 (INCEPTION) THROUGH SEPTEMBER 30, 2002


                                                                    Deficit
                                                                  accumulated
                                    Common stock     Additional    during the
                                   ----------------   paid-in     development
                                   Shares   Amount    capital        stage        Total
                                   ------   -------  ----------   -----------   ---------

Initial issuance of 85 shares of
  common stock at $0.10 per share      85      $  1        $  8                      $  9

Net loss                                                            $ (21,577)    (21,577)
                                   ------   -------   ---------   -----------   ---------

Balances at September 30, 2002         85      $  1        $  8     $ (21,577)  $ (21,568)
                                   ======   =======   =========   ===========   =========

                        EL CAPITAN PRECIOUS METALS, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF CASH FLOWS

              JULY 26, 2002 (INCEPTION) THROUGH SEPTEMBER 30, 2002


Cash flows from operating activities:
     Net loss                                                 $       (21,577)
                                                              ----------------
     Adjustments to reconcile net loss to net cash used in
      operating activities:
         Changes in operating assets and liabilities:
            Increase in accounts payable                                9,958
            Increase in accrued liabilities, related parties           10,215
                                                              ----------------

            Total adjustments                                          20,173
                                                              ----------------

            Net cash used in operating activities                      (1,404)
                                                              ----------------

Cash flows from investing activities:
     Deposit in connection with proposed asset purchase               (17,500)
                                                              ----------------

            Net cash used in investing activities                     (17,500)
                                                              ----------------

Cash flows from financing activities:
     Proceeds from notes payable, related party                       120,000
     Proceeds from the sale of common stock                                 9
                                                              ----------------

            Net cash provided by financing activities                 120,009
                                                              ----------------

Increase in cash and ending cash                              $       101,105
                                                              ================

                        EL CAPITAN PRECIOUS METALS, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

              JULY 26, 2002 (INCEPTION) THROUGH SEPTEMBER 30, 2002


1. ORGANIZATION, GOING CONCERN AND MANAGEMENT'S PLANS:

     ORGANIZATION:

     On July 26, 2002, El Capitan Precious Metals, Inc. (the "Company") was incorporated as a Delaware corporation to engage in the business of acquiring mining properties containing precious metals, principally gold, silver, and platinum. The Company is in the development stage, and since inception, has devoted substantially all of its efforts to raising capital and negotiating the acquisition of an interest in a mining property, discussed below.

     GOING CONCERN AND MANAGEMENT'S PLANS:

     The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company reported a net loss and deficit accumulated during the development stage of $21,577 for the period from July 26, 2002 (inception) through September 30, 2002. The Company has a limited operating history and no revenue producing operations. In addition, the Company does not have a revolving loan agreement with any financial institution. As discussed below, the Company is in negotiations to acquire an interest in a mining property, but has not yet completed this transaction. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

     To address its current cash flow concerns, subsequent to September 30, 2002, the Company borrowed $60,000 from its stockholders (Note 3). The Company is in discussions with its stockholders and a potential investor to borrow additional funds for working capital; however, the Company cannot provide any assurance that it will be able to raise funds through a further issuance of debt. In addition, the Company is negotiating the following transactions:

       LETTER OF UNDERSTANDING WITH GOLD AND MINERALS COMPANY, INC.:

       In September 2002, the Company entered into a letter of understanding
         (the "LOU") with Gold and Minerals Company, Inc. ("Minerals"), a Nevada corporation. Minerals is involved in the exploration, development, and testing of mining properties. Under the terms of the LOU, the Company is to acquire a 40% interest in certain assets of El Capitan, Ltd. ("ECL"), an Arizona corporation, which is a wholly-owned subsidiary of Minerals, in exchange for the issuance of 775 shares of the Company's common stock to Minerals (which is to constitute a 77.5% equity ownership in the Company) and $100,000 cash (the "Purchase Price").

                          (A DEVELOPMENT STAGE COMPANY)

              JULY 26, 2002 (INCEPTION) THROUGH SEPTEMBER 30, 2002

1. ORGANIZATION, GOING CONCERN AND MANAGEMENT'S PLANS (CONTINUED):

     GOING CONCERN AND MANAGEMENT'S PLANS (CONTINUED):

       LETTER OF UNDERSTANDING WITH GOLD AND MINERALS COMPANY, INC. (CONTINUED):

       The assets of ECL primarily consist of the El Capitan mine (the "Mine") an inactive iron and related ore mine located in New Mexico. The Mine contains four patented claims on 80 acres and three unpatented claims on 60 acres in the Capitan Mountains in Lincoln County, New Mexico. The Mine has no proven reserves. The Company is not to assume any liabilities or obligations of ECL. Terms of the LOU require that the Company consummate a transaction within 120 days of closing that will result in the Company becoming a publicly-traded entity.

       In September 2002, the Company paid a $17,500 deposit to Minerals, which is to be applied to the Purchase Price. In October and December 2002, the Company paid an additional $30,000 to Minerals. In November 2002, the Company issued 775 shares of its common stock to Minerals (Note 6). This transaction is scheduled to close upon payment of $25,000 of the Purchase Price and execution of a definitive agreement. The remaining $27,500 is to be paid within 30 days after closing.

       LETTER OF INTENT WITH DML SERVICES, INC.:

       In November 2002, the Company entered into a non-binding letter of intent
         (the "LOI") with DML Services, Inc. ("DML"), a publicly-traded Nevada corporation, to proceed with an agreement in which the Company's stockholders are to receive 13 million shares of newly-issued DML common stock (approximately 85% of the post-acquisition outstanding common stock of DML) in exchange for 100% of the Company's issued and outstanding common stock. Under the terms of the LOI, at closing, DML is to have no assets, and liabilities of approximately $8,000 in the form of a promissory note and accrued interest. DML is traded on the OTC Bulletin Board, and previously provided catering services for sports facilities, convention centers and recreational events.

       Terms and conditions of the LOI require that the Company complete the purchase of the 40% interest in the ECL assets discussed above, and require that the Company pay $10,000 of DML legal fees, expected to be incurred by DML in connection with the proposed transaction, as well as DML's liabilities of $8,000. In November 2002, the Company paid $5,000 into an escrow fund, to be used to pay DML legal fees.

       The Company anticipates that the DML transaction will be recorded as a reverse acquisition based on factors indicating that the Company will constitute the accounting acquirer. The management and board of directors of the Company intend to manage the post-acquisition entity.

                        EL CAPITAN PRECIOUS METALS, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

              JULY 26, 2002 (INCEPTION) THROUGH SEPTEMBER 30, 2002

2.   SIGNIFICANT ACCOUNTING POLICIES:

     USE OF ESTIMATES IN THE PREPARATION OF THE FINANCIAL STATEMENTS:

     The preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however, actual results could differ materially from these estimates.

     FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The fair values of cash and accounts payable approximate their carrying amounts because of the short maturities of these instruments. The fair values of related party notes payable and accrued expenses are not practicable to estimate based on the related party nature of the underlying transactions.

     COMPREHENSIVE INCOME (LOSS):

     Statement of Financial Accounting Standards ("SFAS") No. 130, REPORTING
       COMPREHENSIVE INCOME, establishes requirements for disclosure of comprehensive income and its components, which include, among other items, unrealized gains or losses from marketable securities and foreign currency translation adjustments that previously were only reported as a component of stockholders' equity. The Company did not have any components of comprehensive income (loss) during the period from July 26, 2002 (inception) through September 30, 2002.

     RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS:

     In July 2001, the Financial Accounting Standards Board ("FASB") issued SFAS
       No. 141, Business Combinations, and SFAS No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS. SFAS No. 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001, and establishes specific criteria for the recognition of intangible assets. SFAS No. 142, effective for fiscal years beginning after December 15, 2001, establishes accounting and reporting standards for goodwill and other intangible assets. Under SFAS No. 142, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized, but will be subject to annual impairment tests in accordance with the standard. Other intangible assets will continue to be amortized over their useful lives. Through September 30, 2002, the Company did not have any goodwill or other intangible assets and did not enter into any business combinations.

                        EL CAPITAN PRECIOUS METALS, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

              JULY 26, 2002 (INCEPTION) THROUGH SEPTEMBER 30, 2002


2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS (CONTINUED):

     In August 2001, the FASB issued SFAS No. 144, ACCOUNTING FOR THE IMPAIRMENT
       OR DISPOSAL OF LONG-LIVED ASSETS. SFAS No. 144, which is effective for fiscal years beginning after December 15, 2001, and which supersedes SFAS No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF, addresses accounting and financial reporting for the impairment or disposal of long-lived assets. The adoption of this statement is not expected to have an impact on the Company's financial statements.

3.   RELATED PARTY TRANSACTIONS:

     NOTES PAYABLE:

     In September 2002, the Company received $120,000 from a stockholder of the Company in exchange for two, unsecured notes payable. The notes bear interest at 8% and are due on demand.

     In November and December 2002, the Company received an additional $60,000 in exchange for two, 8%, unsecured promissory notes payable to two other stockholders of the Company.

     MANAGEMENT FEES:

     The Company has agreed to pay management fees to a stockholder ($5,000 per month beginning August 1, 2002), and an officer ($1,000 per month beginning October 1, 2002). The agreements are on a month-to-month basis. Related party accrued liabilities at September 30, 2002, include $10,000 of accrued management fees.

     At December 31, 2002, the Company had prepaid approximately $21,900 of management fees.

4.   CONSULTING AGREEMENT:

     In October 2002, the Company entered into a consulting and services agreement (the "Agreement") for business development and investor relations services. The term of the Agreement is 18 months, but may be terminated earlier under certain circumstances. Terms of the agreement require the Company to pay a total of $200,000 to the consultant, with $75,000 due upon execution of the Agreement. In October and November 2002, the Company paid the consultant a total of $75,000. The remaining $125,000 is to be paid over the term of the Agreement, at dates to be determined and mutually agreed upon by the parties.

                        EL CAPITAN PRECIOUS METALS, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

              JULY 26, 2002 (INCEPTION) THROUGH SEPTEMBER 30, 2002

5.   INCOME TAXES:

     The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

     The Company incurred no income taxes during the period from July 26, 2002
       (inception) through September 30, 2002. The expected tax benefit for the period is approximately $3,200, based on a Federal statutory income tax rate of 15%. The difference between the expected tax benefit and non-recognition of a tax benefit during the period is primarily the result of a valuation allowance applied to the deferred tax asset, which consists of the Company's net operating loss carryforward. A valuation allowance has been provided to reduce the deferred tax asset, as realization of the asset is not assured.

     At September 30, 2002, the Company has a net operating loss carryforward of approximately $21,300, which is available to offset future taxable income, if any, through 2022. The net operating loss carryforward may be subject to certain limitations due to the proposed business combination with DML and other transactions defined in Section 382 of the Internal Revenue Code.

6.   STOCKHOLDERS' EQUITY (DEFICIT):

     In September 2002, the Company received $8.50 in exchange for 85 shares of common stock, issued at $0.10 per share. In November 2002, in anticipation of closing the Minerals transaction, the Company issued 775 shares to Minerals pursuant to the terms of the LOU. In November and December 2002, the Company issued an additional 137 shares of common stock for $0.10 per share.